SUPPLEMENT DATED MAY 26, 2022

To the Prospectus for

AG CORPORATE INVESTOR

AG INCOME ADVANTAGE VUL

AG LEGACY PLUS

CORPORATE AMERICA

CORPORATE INVESTOR SELECT

INCOME ADVANTAGE SELECT

PLATINUM INVESTOR I

PLATINUM INVESTOR II

PLATINUM INVESTOR IV

PLATINUM INVESTOR FLEXDIRECTOR

PLATINUM INVESTOR PLUS

PLATINUM INVESTOR SURVIVOR

PLATINUM INVESTOR SURVIVOR II

PLATINUM INVESTOR VIP

PLATINUM INVESTOR VIP (2007)

PROTECTION ADVANTAGE SELECT

Issued By

AMERICAN GENERAL LIFE INSURANCE COMPANY (“AGL”)

and

INCOME ADVANTAGE SELECT

PLATINUM INVESTOR

PLATINUM INVESTOR PLUS

PLATINUM INVESTOR VIP

PROTECTION ADVANTAGE SELECT

Issued By

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (“USL”)

Through

AGL SEPARATE ACCOUNT VL-R

USL SEPARATE ACCOUNT VL-R

(“Separate Accounts”)

On December 21, 2021, AGL and USL (collectively, the “Companies”) filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Separate Accounts to remove the VALIC Company I Government Money Market I Fund (“VALIC Fund”) and substitute the Fidelity VIP Government Money Market Portfolio – Initial Class (“Fidelity Fund”) as a variable investment option under the above-referenced variable life insurance policies funded by the Separate Accounts (“Substitution”). The SEC issued the requested order on May 11, 2022. To the extent required by law, approval of the Substitution was obtained from the state insurance regulators in certain jurisdictions. The Companies intend to effect the Substitution on July 22, 2022 (“Substitution Date”).

The Companies believe the Fidelity Fund is an appropriate substitute for the VALIC Fund. The VALIC Fund and the Fidelity Fund have substantially similar investment objectives, principal investment strategies and principal risks. However, the overall fees and expenses of the Fidelity Fund are less than those of the VALIC Fund. The investment adviser and sub-advisers for each of the Funds are identified below:

VALIC Fund (a series of VALIC Company I)	Fidelity Fund (a series of Variable Insurance Products Fund V of Fidelity)
Investment Adviser: The Variable Annuity Life Insurance Company Sub-Adviser: SunAmerica Asset Management, LLC

Investment Adviser:

Fidelity Management & Research Company LLC

Sub-Advisers:

FMR Investment Management (UK) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

More detailed information about the Fidelity Fund can be found in the Fidelity Fund’s prospectus.

Important dates and information you should be aware of regarding the Substitution are described below.

The Substitution will only affect you if you are invested in a subaccount that corresponds to the VALIC Fund on the Substitution Date.

During the period from thirty (30) days prior to the Substitution Date through thirty (30) days after the Substitution Date:

●

With the exception of the Companies’ restrictions on transfers to prevent or limit market timing or short-term trading, there will be no additional restrictions imposed on transfers between subaccounts, including limitations on the future number of transfers.

●

If you make one transfer from the VALIC Fund into another available investment option before the Substitution Date, or from the Fidelity Fund into another available investment option after the Substitution Date, any transfer charge that might otherwise be imposed will be waived.

●

If you make one transfer from the VALIC Fund into another available investment option before the Substitution Date or from the Fidelity Fund into another available investment option after the Substitution Date, the transfer will not be treated as one of the limited number of transfers (or exchanges) permitted under your policy without charge.

On the Substitution Date:

●	Unless you provide us with prior alternative allocation instructions, any policy accumulation value in the VALIC Fund will be transferred to the Fidelity Fund without charge.

●

Your policy accumulation value in the variable investment option will be the same immediately after the Substitution as immediately before the Substitution. However, the number of units you receive in the Fidelity Fund will be different from the number of units you held in the VALIC Fund, due to the difference in unit values.

●	The Substitution itself will not be treated as a transfer for purposes of any limitations or restrictions on transfers under your policy.

After the Substitution is effected:

●	The VALIC Fund will no longer be available as an investment option under the policies.

●

If you had policy accumulation value transferred to the Fidelity Fund as a result of the Substitution, you will receive a written confirmation that the Substitution was carried out. This confirmation will include a statement reflecting your policy accumulation value in the VALIC Fund before the Substitution and your policy accumulation value in the Fidelity Fund after the Substitution.

●

If the elections you have on file for allocating your policy accumulation value, premium payments and deductions, include an allocation to (or from) the subaccount that corresponds to the VALIC Fund, that allocation will be redirected to (or from) the subaccount that corresponds to the Fidelity Fund beginning on the Substitution Date unless you change your elections. This includes any allocation instructions associated with a dollar cost averaging or automatic portfolio rebalancing program offered under your policy.

●	If you have elected an optional benefit rider that includes investment restrictions, please note that the Fidelity Fund is a permissible investment option under the rider’s restrictions.

●	There will be no tax consequences to you as a result of the Substitution.

If you would like to submit a transfer request or provide new allocation instructions, you may contact your financial representative, call us at 1-800-340-2765, or write to us at P. O. Box 818016, Cleveland, OH 44181.

Please contact your financial representative if you have any questions. Additional information regarding the variable investment options, including the fund prospectuses for variable investment options currently available under your policy, may be obtained by visiting our website at www.aig.com/AGVUL or by calling 1-800-340-2765.

Please retain this Supplement with your Prospectus for future reference.

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